UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2025 (March 25, 2025)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts	01852
(Address of principal executive offices)		(Zip Code)

(978)459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

x            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

The following disclosures supplement the disclosures contained in the proxy statement/prospectus dated as of February 19, 2025 (the “Proxy Statement/Prospectus”), which was filed by Enterprise Bancorp, Inc. (“Enterprise”) with the Securities and Exchange Commission (the “SEC”) on February 19, 2025, and mailed on or about February 24, 2025 to Enterprise shareholders of record as of the close of business on February 13, 2025 in connection with the previously announced proposed merger between Independent Bank Corp. (“Independent”) and Enterprise (the “Merger”). Independent filed a registration statement on Form S-4 with the SEC on January 27, 2025, as amended on February 14, 2025 (the “Registration Statement”), which contained a preliminary proxy statement/prospectus relating to the Merger, such Registration Statement being declared effective by the SEC on February 19, 2025.

The following disclosures should be read in conjunction with the disclosures contained in the Proxy Statement/Prospectus, which should be carefully read in its entirety. To the extent that information set forth herein differs from or updates information contained in the Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Proxy Statement/Prospectus. All page references are to pages in the Proxy Statement/Prospectus, and any defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement/Prospectus.

Beginning on February 3, 2025, Enterprise received demand letters from counsel representing individual purported shareholders of Enterprise (collectively, the “Demands”). The Demands allege, among other things, that Enterprise caused a false and misleading proxy statement/prospectus relating to the Merger to be filed with the SEC in violation of Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder, breached their fiduciary obligations under state law, and/or committed negligence and negligent misrepresentation and concealment under state common law.

Enterprise believes that the claims asserted in the Demands are without merit and that supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Demands delay or otherwise adversely affect the Merger, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Enterprise is supplementing the proxy statement/prospectus as described in this Current Report on Form 8-K. Enterprise denies that it has violated any laws or breached any fiduciary duties. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the proxy statement/prospectus. To the contrary, Enterprise specifically denies all allegations in the Demands and that any additional disclosure was or is required in the proxy statement/prospectus.

Supplements to the Proxy Statement/Prospectus

The subsection of the Proxy Statement/Prospectus captioned “The Merger—Background of the Merger” which subsection begins on page 45 of the Proxy Statement/Prospectus is hereby supplemented as follows:

The following sentence is to be inserted at the end of the sixth paragraph on page 52:

    The draft retention agreements provided that such Enterprise employees would receive a retention bonus equal to 2.5 times such employee’s “Highest Annual Compensation”, as defined in his or her change in control agreement with Enterprise, payable in three installments over a two-year period post-closing. The draft retention agreements also provided that the Enterprise employees would abide by certain non-competition and non-solicitation covenants for a period of at least twelve (12) months following termination of employment with

Rockland Trust. Seven of the eight Enterprise employees executed their retention agreements concurrently with the execution of the merger agreement.

The subsection of the Proxy Statement/Prospectus captioned “The Merger—Opinion of Enterprise’s Financial Advisor” which subsection begins on page 57 of the Proxy Statement/Prospectus is hereby supplemented as follows:

The first paragraph of the subsection captioned “—Net Present Value Analyses” beginning on page 68 of the Proxy Statement/Prospectus is amended and restated as follows:
Piper Sandler performed an analysis that estimated the net present value of a share of Enterprise common stock assuming Enterprise performed in accordance with certain internal financial projections for Enterprise for the quarter ending December 31, 2024 and the years ending December 31, 2025 through December 31, 2028, as provided by the senior management of Enterprise. To approximate the terminal value of a share of Enterprise common stock at December 6, 2024, Piper Sandler applied price to 2028 earnings multiples ranging from 11.0x to 16.0x and multiples of December 31, 2028 tangible book value ranging from 100% to 150%. The terminal values were then discounted to present values using different discount rates ranging from 10.0% to 14.0%, which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Enterprise common stock. Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to Enterprise. As illustrated in the following tables, the analysis indicated an imputed range of values per share of Enterprise common stock of $39.97 to $65.74 when applying multiples of earnings and $29.97 to $50.24 when applying multiples of tangible book value.

The following paragraph and table is added below the last “Earnings Per Share Multiples” table at the bottom of page 68:

The following table describes the discount rate calculation for Enterprise common stock prepared by Piper Sandler. In its normal course of business, Piper Sandler employs the Kroll Cost of Capital Navigator in determining an appropriate discount rate. The discount rate for Enterprise common stock equals the sum of the risk-free rate, the equity risk premium, the size premium and the industry premium.

Calculation of Enterprise Discount Rate
Risk-free rate	4.42%
Equity risk premium	5.00%
Size premium	2.91%
Industry Premium	(1.15)%
Calculated discount rate	11.18%

The first paragraph on page 69 of the Proxy Statement/Prospectus is amended and restated as follows:
Piper Sandler also performed an analysis that estimated the net present value per share of Independent common stock, assuming Independent performed in accordance with publicly available mean analyst earnings per share estimates for Independent for the quarter ending December 31, 2024 and the years ending December 31, 2025 and December 31, 2026, as well as an estimated annual long-term earnings growth rate for Independent for the years ending December 31, 2027 and December 31, 2028 and estimated dividends per share for Independent for the quarter ending December 31, 2024 and the years ending December 31, 2025 through December 31, 2028, as provided by the senior management of Independent and its representatives. To approximate the terminal value of a share of Independent common stock at December 6, 2024, Piper Sandler applied price to 2028 earnings multiples ranging from 12.0x to 17.0x and multiples of December 31, 2028 tangible book value ranging from 140% to 190%. The terminal values were then discounted to present values using different discount rates ranging from 8.0% to 12.0%, which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Independent common stock. Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to Independent. As illustrated in the following tables, the analysis indicated an imputed range of values per share of Independent common stock of $58.21 to $92.16 when applying multiples of earnings and $61.91 to $94.48 when applying multiples of tangible book value.

The following paragraph and table is added below the last “Earnings Per Share Multiples” table at the bottom of page 69:
The following table describes the discount rate calculation for Independent common stock prepared by Piper Sandler. In its normal course of business, Piper Sandler employs the Kroll Cost of Capital Navigator in determining an appropriate discount rate. The discount rate for Independent common stock equals the sum of the risk-free rate, the size premium, and the equity risk premium multiplied by the two-year equity beta.

Calculation of Independent Discount Rate
Risk-free rate	4.42%
Size premium	0.66%
Equity risk premium	5.00%
2-Year Beta	101.1%
10.14%

The last sentence of the first paragraph of the subsection captioned “—Pro Forma Transaction Analysis” on page 70 is amended and restated as follows:
The pro forma transaction analysis indicated that the merger could be accretive to Independent’s estimated earnings per share (excluding one-time transaction costs and expenses) in the years ending December 31, 2025, December 31, 2026 and December 31, 2027 by 4.2%, 16.3% and 17.0%, respectively, and dilutive to Independent’s estimated tangible book value per share at closing and in the years ending December 31, 2025, December 31, 2026 and December 31, 2027 by 9.8%, 9.0%, 5.6% and 2.6%, respectively.

The second paragraph under the subsection captioned “—Piper Sandler’s Relationship” on page 70 is amended and restated as follows:
Piper Sandler did not provide any other investment banking services to Enterprise in the two years preceding the date of its opinion, nor did Piper Sandler provide any investment banking services to Independent in the two years preceding the date of its opinion, in either case for which it received any form of compensation. In connection with the merger, Independent expects to complete the issuance and sale (the “Independent Notes Offering”) of $300 million aggregate principal amount of its 7.25% Fixed-to-Floating Rate Subordinated Notes on March 25, 2025. Piper Sandler is a joint bookrunning manager in the Independent Notes Offering. Enterprise was notified by Piper Sandler of this potential engagement in the Independent Notes Offering on or about February 3, 2025 and consented to such engagement on February 10, 2025. In connection with the Independent Notes Offering, the underwriters will receive aggregate commissions equal to $3,000,000, of which $1,200,000 will be paid to Piper

Sandler. In addition to such commission, the underwriters may be reimbursed by Independent for certain of their reasonable out-of-pocket expenses incurred in connection with their engagement as underwriters, including certain expenses attributable to legal fees and marketing, syndication and travel in the amount not to exceed $200,000. Independent also agreed to indemnify Piper Sandler and persons who control Piper Sandler against certain liabilities, including liabilities under the Securities Act and to contribute to payments that the underwriters may be required to make in respect of these liabilities. In addition, in the ordinary course of Piper Sandler’s business as a broker-dealer, Piper Sandler may purchase securities from and sell securities to Enterprise, Independent and their respective affiliates. Piper Sandler may also actively trade the equity and debt securities of Enterprise, Independent and their respective affiliates for Piper Sandler’s account and for the accounts of Piper Sandler’s customers.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS
This communication may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Independent and Enterprise, the expected timing of completion of the proposed transaction, and other statements that are not historical facts. Such statements reflect the current views of Independent and Enterprise with respect to future events and financial performance, and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs, expectations, plans, predictions, forecasts, objectives, assumptions or future events or performance, are forward-looking statements. Forward-looking statements often, but not always, may be identified by words such as expect, anticipate, believe, intend, potential, estimate, plan, target, goal, or similar words or expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Independent and Enterprise caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Independent’s and Enterprise’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) changes in general economic, political, or industry conditions; (2) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (3) volatility and disruptions in global capital and credit markets; (4) movements in interest rates; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the Enterprise and Independent market areas; (6) increased competition in the markets of Independent and Enterprise; (7) success, impact, and timing of business strategies of Independent and Enterprise; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (9) the expected impact of the proposed transaction between Enterprise and Independent on the combined entities’ operations, financial condition, and financial results; (10) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); (11) the failure to obtain Enterprise shareholder approval or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all or other delays in completing the proposed transaction; (12) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (13) the outcome of any legal proceedings that may be instituted against Independent or Enterprise; (14) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent and Enterprise do business; (15) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (16) diversion of management’s attention from ongoing business operations and opportunities; (17) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (18) the dilution caused by Independent’s issuance of additional shares of its capital stock in connection with the proposed transaction; (19) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; and (20) other factors that may affect the future results of Independent and Enterprise.

Additional factors that could cause results to differ materially from those described above can be found in Independent’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with the U.S. Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Independent’s website, www.rocklandtrust.com, under the heading “SEC Filings” and in other documents Independent files with the SEC, and in Enterprise’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Investor Relations” section of Enterprise’s website, enterprisebancorp.q4ir.com, under the heading “SEC Filings” and in other documents Enterprise files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Independent nor Enterprise assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication is being made with respect to the proposed transaction involving Independent and Enterprise. This material is not a solicitation of any vote or approval of the Enterprise shareholders and is not a substitute for the proxy statement/prospectus or any other documents that Independent and Enterprise may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction between Independent and Enterprise, Independent filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that includes a proxy statement for a special meeting of Enterprise’s shareholders to approve the proposed transaction and that also constitutes a prospectus for the Independent common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF INDEPENDENT AND ENTERPRISE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL

CONTAIN IMPORTANT INFORMATION. Enterprise has mailed the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider Independent’s and Enterprise’s public filings with the SEC, including, but not limited to, their respective proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Copies of the Registration Statement and of the proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about Independent and Enterprise, can be obtained, free of charge, as they become available at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Independent Investor Relations, 288 Union Street, Rockland, Massachusetts 02370, telephone (774) 363-9872 or to Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, MA 01852, Attention: Corporate Secretary, telephone (978) 656-5578.

PARTICIPANTS IN THE SOLICITATION
Independent, Enterprise, and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies from the shareholders of Enterprise in connection with the proposed transaction. Information regarding Independent’s directors and executive officers is available in its definitive proxy statement relating to its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2024, and its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 28, 2025, and other documents filed by Independent with the SEC. Information regarding Enterprise’s directors and executive officers is available in its definitive proxy statement relating to its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2024, and its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 7, 2025 and other documents filed by Enterprise with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the proxy solicitation of Enterprise’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials filed with the SEC when they become available, which may be obtained free of charge as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: March 25, 2025	By:	/s/ Joseph R. Lussier
Joseph R. Lussier
Executive Vice President, Treasurer and Chief Financial Officer